SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2007

Waccamaw Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	000-32985	52-2329563
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

110 N. POWELL BOULEVARD, WHITEVILLE, NC 28472

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 641-0044

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Waccamaw Bankshares, Inc. (the “Registrant”) announced that its primary subsidiary, Waccamaw Bank, entered into an agreement on September 20, 2007 to acquire two former Coastal Financial Corporation bank offices from BB&T Corporation. The offices are located at 8001 East Oak Island Drive, Oak Island, NC and 200 Smith Street, Shallotte, NC. Under the terms of the transaction, Waccamaw Bank will purchase the land, buildings and office equipment of each of the locations at a total cost of $3.7 million.

Waccamaw Bank has also entered into a contract with BB&T Corporation to purchase the land, building and office equipment associated with a former Coastal Financial Corporation bank office located at 112 Waccamaw Medical Park, Conway, SC for $602,500.

Additionally, Waccamaw Bank has entered into a sublease agreement with BB&T Corporation to lease a former BB&T bank office located in Myrtle Beach, SC at 5429 Dick Pond Road at a monthly cost of $2,596.31 through July 30, 2011 and $2,907.86 per month through a subsequent five-year renewal term.

No loans or deposits will be transferred in connection with any of the four new bank offices.

ITEM 8.01	OTHER EVENTS

The Registrant announced that its primary subsidiary, Waccamaw Bank, has acquired three former Coastal Financial Corporation bank offices and one former BB&T office from BB&T Corporation. The Offices are located at 8001 East Oak Island Drive, Oak Island, NC; 200 Smith Street, Shallotte, NC; 5429 Dick Pond Road, Myrtle Beach, SC; and 112 Waccamaw Medical Park, Conway, SC. The Registrant currently expects that all four of these new Waccamaw Bank offices will open for business before the end of 2007.

The Registrant also announced that an additional Waccamaw Bank branch office is under construction in Little River, SC at 1180 Highway 17. Waccamaw Bank’s Little River office is expected to open during the spring of 2008.

The Registrant’s press release regarding Waccamaw Bank’s newest banking offices is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated September 27, 2007

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACCAMAW BANKSHARES, INC.

By:	/s/ James G. Graham
James G. Graham
President and Chief Executive Officer

Dated: October 2, 2007

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated September 27, 2007

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